Security Cash Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated October 10, 2008
to Prospectus Dated May 1, 2008

Security Cash Fund (the "Fund") has filed a Guarantee Agreement with the United States Department of the Treasury (the "Treasury") to participate in the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Fund's participation in the Program is not certain until the Guarantee Agreement is reviewed and accepted by the Treasury, which is expected to take up to 14 days.

Under the Program, the Treasury will guarantee the share price of shares of the Fund held by shareholders as of September 19, 2008 at $1.00 per share if the Fund's net asset value per share falls below $0.995 (a "Guarantee Event") and the Fund liquidates. Recovery under the Program is subject to certain conditions and limitations, including the following:

  For shareholders of a Fund, the Program provides a guarantee for the lesser of (a) the number of Fund shares owned by the shareholder at the close of business on September 19, 2008, or (b) the number of Fund shares owned by the shareholder on the date of a Guarantee Event.

  The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

  In order to recover, a Guarantee Event must occur during the term of the Program.

Fund shares acquired by investors after September 19, 2008 that increase the number of Fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, Fund shares acquired by investors who did not hold Fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program will be in effect for a three month term expiring on December 18, 2008, after which the Secretary of the Treasury will review the need for, and terms of, the Program. Participation in the initial three months of the Program requires a payment to the Treasury in the amount of .01% of the Fund's net asset value as of September 19, 2008. The Secretary may extend the Program through the close of business on September 18, 2009. The Investment Manager paid the fee for participation in the initial three months of the Program. If the Program is extended, the Fund will consider whether to continue to participate and pay any additional fees.

Please Retain This Supplement for Future Reference